September 13, 2017

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Life Insurance Company ("Registrant")
Symetra Separate Account C ("Depositor") (File No. 811-08052)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and the Symetra Separate Account C, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the semi-annual reports for the underlying funds have been transmitted to contract owners accordingly.

We incorporate by reference the following semi-annual reports for the underlying funds:

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
ALPS Variable Investment Trust	811-21987
American Balanced Fund	811-00066
American Century Variable Portfolios II Inc.	811-10155
American Century Variable Portfolios Inc.	811-05188
BlackRock Variable Series Funds, Inc.	811-03290
Calvert Variable Products, Inc.	811-04000
Calvert Variable Series, Inc.	811-03591
Capital World Bond Fund, Inc.	811-05104
Columbia Funds Variable Series Trust II	811-22127
Deutsche Investments VIT Trust	811-07507
Deutsche Variable Series I	811-04257
Deutsche Variable Series II	811-05002
Dreyfus Investment Portfolios	811-08673
Dreyfus Socially Responsible Growth Fund, Inc.	811-07044
Dreyfus Stock Index Fund Inc.	811-05719
Dreyfus Variable Investment Fund	811-05125
Federated Insurance Series	811-08042
Franklin Templeton Variable Insurance Products Trust	811-05583
Investment Co. of America	811-00116
JPMorgan Insurance Trust	811-07874
Neuberger Berman Advisers Management Trust	811-04255
Neuberger Berman Equity Funds	811-00582
PIMCO Variable Insurance Trust	811-08399
Pioneer Variable Contracts Trust /MA/	811-08786
Vanguard Variable Insurance Funds	811-05962
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund V	811-05361

Fund Company	1940 Act Registration No.
Voya Investors Trust	811-05629
Voya Variable Portfolios Inc.	811-07651
Wanger Advisors Trust	811-08748

If you have any questions regarding this filing, please contact me at (425) 256-5026.

Sincerely,

Jacqueline M. Veneziani
Senior Vice President and Deputy General Counsel